SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2017

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road

Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

(828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 29, 2017, Air T, Inc. (the “Company”) and its subsidiaries, Mountain Air Cargo, Inc., Global Ground Support, LLC, CSA Air, Inc., Global Aviation Services, LLC, Air T Global Leasing, LLC, Stratus Aero Partners LLC, Jet Yard, LLC, Airco, LLC and Airco Services, LLC entered into a Sixth Amendment and Waiver Agreement effective as of August 29, 2017 (the “Sixth Amendment”) with Branch Banking and Trust Company (“BB&T”) to amend the Credit Agreement dated as of April 1, 2015 (as amended, the “Credit Agreement”) among the Company, such subsidiaries and BB&T governing the revolving credit facility (the “Revolving Credit Facility”) established pursuant to the Credit Agreement. The Sixth Amendment modified the Credit Agreement to:

•	extend the maturity of the Revolving Credit Facility from April 1, 2018 to April 1, 2019;

•	waive the default arising under the Credit Agreement from the failure of the Company to deliver (i) consolidated financial statements for the fiscal quarter that ended June 30, 2017 within the time period required under the Credit Agreement and (ii) the covenant compliance certificates for the fiscal quarters that ended March 31, 2017 and June 30, 2017 within the time periods required under the Credit Agreement; and

•	adjust the definition of “Consolidated EBITDA” to exclude from the calculation of Consolidated EBITDA, during the period from January 1, 2016 through June 30, 2017, any unrealized gains or losses attributable to the ownership of equity interests in Insignia Systems, Inc.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

10.1	Sixth Amendment and Waiver Agreement effective as of August 29, 2017 among Air T, Inc., Mountain Air Cargo, Inc., Global Ground Support, LLC, CSA Air, Inc., Global Aviation Services, LLC, Air T Global Leasing, LLC, Stratus Aero Partners LLC, Jet Yard, LLC, Airco, LLC, Airco Services, LLC and Branch Banking and Trust Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2017

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey, Vice President- Finance, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit	Description

10.1	Sixth Amendment and Waiver Agreement effective as of August 29, 2017 among Air T, Inc., Mountain Air Cargo, Inc., Global Ground Support, LLC, CSA Air, Inc., Global Aviation Services, LLC, Air T Global Leasing, LLC, Stratus Aero Partners LLC, Jet Yard, LLC, Airco, LLC, Airco Services, LLC and Branch Banking and Trust Company

4